EXHIBIT 99.1

Alignment Healthcare Reports Second Quarter 2024 Results

  Reports $681.3 million in total revenue, up 47.3% year-over-year
  Records strong Medicare Advantage membership growth, up 56.1% year-over-year to approximately 175,100 members, beating expectations
  Increases year-end membership and revenue guidance, and maintains full-year adjusted gross profit and adjusted EBITDA guidance

ORANGE, Calif., Aug. 01, 2024 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its second quarter ended June 30, 2024.

“Our exceptional health plan membership growth and strong margin results in the second quarter show we’re doing Medicare Advantage right,” said John Kao, founder and CEO. “With the scale we have added year-to-date and strong execution on our margin objectives, we're now at an inflection point on both growth and profitability. I’m confident that the progress we’re making in 2024 is firmly positioning us for another robust year in 2025.”

Second Quarter 2024 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2023

  Health plan membership at the end of the quarter was approximately 175,100, up 56.1% year over year
  Total revenue was $681.3 million, up 47.3% year over year. Revenue excluding ACO REACH was $682.0 million, up 57.8% year over year
  Adjusted gross profit was $76.8 million and loss from operations was $(18.4) million
    Adjusted gross profit excludes depreciation and amortization of $6.5 million and selling, general, and administrative expenses of $87.9 million (which includes $16.0 million of equity-based compensation). Adjusted gross profit also excludes $0.02 million of restructuring costs and an additional $0.8 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 88.7%.
  Adjusted EBITDA was $6.0 million and net loss was $(24.0) million

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
(dollars in thousands)
Loss from operations	$(18,382)	$(23,659)	$(59,488)	$(56,148)
Add back:
Equity-based compensation (medical expenses)	762	1,767	1,895	4,291
Depreciation (medical expenses)	46	69	98	130
Restructuring costs (medical expenses)(1)	21	—	796	—
Depreciation and amortization	6,493	5,195	12,470	10,116
Selling, general, and administrative expenses	87,863	70,199	178,375	140,607
Total add back	95,185	77,230	193,634	155,144
Adjusted gross profit	$76,803	$53,571	$134,146	$98,996

(1)  Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.

Adjusted EBITDA is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
(dollars in thousands)
Net loss	$(24,003)	$(28,494)	$(70,578)	$(65,865)
Less: Net (income) loss attributable to noncontrolling interest	(7)	17	47	104
Adjustments:
Interest expense	5,691	5,262	11,118	10,281
Depreciation and amortization	6,539	5,264	12,568	10,246
Income taxes	22	1	22	2
Equity-based compensation(1)	16,784	15,636	37,638	37,614
Acquisition expenses(2)	12	548	12	680
Litigation costs (3)	401	—	721	—
(Gain) loss on ROU assets(4)	—	(289)	143	(289)
Restructuring costs(5)	595	—	2,363	—
Adjusted EBITDA	$6,034	$(2,055)	$(5,946)	$(7,227)

(1) Represents equity-based compensation related to grants made in the applicable year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights ("SARs") liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO.

(2) Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.

(3) Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy.

(4) Represents gains or losses related to ROU assets that were terminated or subleased in the respective period.

(5) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.

Outlook for Third Quarter and Fiscal Year 2024

	Three Months Ending September 30, 2024		Twelve Months Ending December 31, 2024
$ Millions	Low	High	Low	High
Health Plan Membership	176,000	178,000	178,000	180,000
Revenue	655	665	2,610	2,640
Adjusted Gross Profit(1)	75	81	280	310
Adjusted EBITDA(2)	—	6	(12)	12

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, acquisition expenses, certain litigation costs, gains or losses on right of use ("ROU") assets, restructuring costs and equity-based compensation expense. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5:30 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/kd6mifpg. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health offers more than 50 benefits-rich, value-driven Medicare Advantage plans that serve 53 counties across six states. The company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVAⓇ. Based in California, the company’s mission-focused team makes high-quality, low-cost care a reality for members every day. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the third quarter ending September 30, 2024 and year ending December 31, 2024. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)

	June 30, 2024	December 31, 2023
Assets
Current Assets:
Cash and cash equivalents	$339,007	$202,904
Accounts receivable (less allowance for credit losses of $95 at June 30, 2024 and $0 at December 31, 2023)	183,214	119,749
Investments - current	24,701	115,914
Prepaid expenses and other current assets	52,191	44,970
Total current assets	599,113	483,537
Property and equipment, net	62,430	51,901
Right of use asset, net	8,085	9,959
Goodwill	34,826	34,826
Intangible Assets, net	5,201	5,252
Other assets	6,603	6,405
Total assets	$716,258	$591,880
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$315,369	$205,399
Accounts payable and accrued expenses	23,336	23,511
Accrued compensation	32,834	34,112
Total current liabilities	371,539	263,022
Long-term debt, net of debt issuance costs	211,742	161,813
Long-term portion of lease liabilities	8,179	8,974
Total liabilities	591,460	433,809
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 shares authorized as of June 30, 2024 and December 31, 2023, respectively; no shares issued and outstanding as of June 30, 2024 and December 31, 2023	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of June 30, 2024 and December 31, 2023; 191,236,747 and 188,951,643 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	191	189
Additional paid-in capital	1,074,303	1,037,015
Accumulated deficit	(950,789)	(880,258)
Total Alignment Healthcare, Inc. stockholders' equity	123,705	156,946
Noncontrolling interest	1,093	1,125
Total stockholders' equity	124,798	158,071
Total liabilities and stockholders' equity	$716,258	$591,880

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues:
Earned premiums	$674,094	$456,877	$1,295,650	$891,689
Other	7,192	5,502	14,237	9,845
Total revenues	681,286	462,379	1,309,887	901,534
Expenses:
Medical expenses	605,312	410,644	1,178,530	806,959
Selling, general, and administrative expenses	87,863	70,199	178,375	140,607
Depreciation and amortization	6,493	5,195	12,470	10,116
Total expenses	699,668	486,038	1,369,375	957,682
Loss from operations	(18,382)	(23,659)	(59,488)	(56,148)
Other expenses:
Interest expense	5,691	5,262	11,118	10,281
Other income, net	(92)	(428)	(50)	(566)
Total other expenses	5,599	4,834	11,068	9,715
Loss before income taxes	(23,981)	(28,493)	(70,556)	(65,863)
Provision for income taxes	22	1	22	2
Net loss	$(24,003)	$(28,494)	$(70,578)	$(65,865)
Less: Net (income) loss attributable to noncontrolling interest	(7)	17	47	104
Net loss attributable to Alignment Healthcare, Inc.	$(24,010)	$(28,477)	$(70,531)	$(65,761)
Total weighted-average common shares outstanding - basic and diluted	190,891,787	185,991,460	189,948,725	184,560,652
Net loss per share - basic and diluted	$(0.13)	$(0.15)	$(0.37)	$(0.36)

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)

	Six Months Ended June 30,
	2024	2023
Operating Activities:
Net loss	$(70,578)	$(65,865)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for credit loss	95	51
Loss (gain) on right of use assets	143	(289)
Depreciation and amortization	12,568	10,246
Amortization-investment discount	(1,762)	(1,716)
Amortization-debt issuance costs	612	734
Equity-based compensation	37,638	37,614
Non-cash lease expense	930	1,348
Changes in operating assets and liabilities:
Accounts receivable	(63,560)	3,914
Prepaid expenses and other current assets	(7,221)	(35,077)
Other assets	92	(112)
Medical expenses payable	109,970	37,063
Accounts payable and accrued expenses	1,373	(8,996)
Deferred premium revenue	(310)	147,169
Accrued compensation	(1,278)	(1,632)
Lease liabilities	(1,421)	(2,165)
Net cash provided by operating activities	17,291	122,287
Investing Activities:
Purchase of investments	(40,000)	(156,943)
Maturities of investments	132,525	36,150
Acquisition of property and equipment	(22,854)	(15,845)
Net cash provided by (used in) investing activities	69,671	(136,638)
Financing Activities:
Proceeds from long-term debt	50,000	—
Debt issuance costs	(512)	—
Payment of employment taxes related to release of restricted stock	(350)	—
Contributions from noncontrolling interest holders	15	60
Net cash provided by financing activities	49,153	60
Net increase (decrease) in cash	136,115	(14,291)
Cash, cash equivalents and restricted cash at beginning of period	204,954	411,299
Cash, cash equivalents and restricted cash at end of period	$341,069	$397,008
Supplemental disclosure of cash flow information:
Cash paid for interest	$10,247	$8,986
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$122	$42

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the total above:

	June 30, 2024	June 30, 2023
Cash and cash equivalents	$339,007	$395,258
Restricted cash in other assets	2,062	1,750
Total	$341,069	$397,008

Non-GAAP Financial Measures
Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, acquisition expenses, certain litigation costs, gains or losses on right of use ("ROU") assets, restructuring costs and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)
We calculate our MBR by dividing total medical expenses, excluding depreciation, equity-based compensation and clinical restructuring costs, by total revenues in a given period.

Adjusted Gross Profit
Adjusted gross profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Priya Shah
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com